UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 11, 2018
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)

(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 11, 2018, the Board of Directors of Lennar Corporation (the “Company”) elected Stuart Miller, Rick Beckwitt, Jon Jaffe, Bruce Gross, Diane Bessette and Mark Sustana to new executive positions with the Company.
Stuart Miller, 60, who had been Chief Executive Officer and a director of the Company, was elected to the new position of Executive Chairman of the Board.
Rick Beckwitt, 59, who had been the President of the Company, was elected as the new Chief Executive Officer of the Company, and was elected to the Board of Directors.
Jon Jaffe, 58, who had been Vice President and the Chief Operating Officer of the Company, was elected as the new President of the Company, and will continue as Chief Operating Officer of the Company. Mr. Jaffe was also elected to the Board of Directors.
Bruce Gross, 59, who had been a Vice President and the Chief Financial Officer of the Company, became the Chief Executive Officer of Lennar Financial Services.
Diane Bessette, 57, who has been a Vice President and the Treasurer of the Company, was elected to the additional position of Chief Financial Officer.
Mark Sustana, 56, who has been the Secretary and General Counsel of the Company, was elected to the additional position of Vice President.
Biographical information about each of Mr. Miller, Mr. Beckwitt, Mr. Jaffe, Ms. Bessette, Mr. Gross and Mr. Sustana appears in the Company’s Annual Report on Form 10-K for the year ended November 30, 2017, and is incorporated herein by reference.
Because of the changes in Ms. Bessette’s and Mr. Gross’ responsibilities, their compensation arrangements for the fiscal year ending November 30, 2018 will be reviewed. The compensation arrangements of Mr. Miller, Mr. Beckwitt and Mr. Jaffe did not change as a result of their new positions. Mr. Miller, Mr. Beckwitt and Mr. Jaffe will not receive additional compensation as members of the Company’s Board of Directors. There are no arrangements or understanding between any of the officers and any other person pursuant to which any officer was elected to the positions described above. There are no family relationships between any of the officers and any of the Company’s directors or executive officers, and the Company has not entered into any transactions with any of the officers requiring disclosure under Item 404(a) of Regulation S-K, except for those transactions disclosed in the Company’s Proxy Statement dated February 28, 2018 relating to the 2018 Annual Meeting of Stockholders.
A press release announcing the foregoing is attached to this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
The following exhibit is furnished as part of this Current Report on Form 8-K.
Exhibit No.    Description of Document

99.1	Press Release issued by Lennar Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 16, 2018	Lennar Corporation

		By:	/s/ Diane Bessette
		Name:	Diane Bessette
		Title:	Vice President, Chief Financial Officer and Treasurer